Exhibit 21

Following is a list of active subsidiaries of the registrant. Subsidiaries that are inactive or exist solely to protect business names but do not conduct business have been omitted. The omitted subsidiaries, considered in the aggregate, do not constitute a significant subsidiary.

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  10 CCC BUSINESS TRUST                                                   MARYLAND
  10000 WEST CHARLESTON BOULEVARD, LLC                                    NEVADA
  10450 WEST CHARLESTON BOULEVARD, LLC                                    NEVADA
  20 CCC BUSINESS TRUST                                                   MARYLAND
  201 INTERNATIONAL ASSOCIATES LIMITED PARTNERSHIP                        MARYLAND
  30 CCC BUSINESS TRUST                                                   MARYLAND
  500 WEST ASSOCIATES, LLC                                                UTAH
  500 WEST CAPITAL, L.C.                                                  UTAH
  A/T ROUSE LIMITED PARTNERSHIP, THE                                      DELAWARE
  ACB PARKING BUSINESS TRUST                                              MARYLAND
  ALAMEDA MALL ASSOCIATES                                                 ILLINOIS
  ALAMEDA MALL L.L.C.                                                     DELAWARE
  ALDERWOOD MALL L.L.C.                                                   DELAWARE
  ALTAMONTE MALL VENTURE                                                  FLORIDA
  ALTAMONTE SPRINGS MALL II, L.P.                                         DELAWARE
  ALTAMONTE SPRINGS MALL L.L.C.                                           DELAWARE
  ALTAMONTE SPRINGS MALL, L.P.                                            DELAWARE
  AMERICAN CITY COMPANY, LLC, THE                                         MARYLAND
  AU MANAGEMENT COMPANY, LLC                                              TEXAS
  AUGUSTA MALL PARTNERSHIP                                                GEORGIA
  AUGUSTA MALL, LLC                                                       MARYLAND
  AUGUSTA/TALLAHASSEE ASSOCIATES                                          DELAWARE
  AUSTIN MALL COMPANY, LLC                                                DELAWARE
  AUSTIN MALL LIMITED PARTNERSHIP                                         DELAWARE
  AUSTIN MALL, LLC                                                        MARYLAND
  BAKERSFIELD MALL LLC                                                    DELAWARE
  BAKERSFIELD MALL, INC.                                                  DELAWARE
  BALTIMORE CENTER ASSOCIATES LIMITED PARTNERSHIP                         MARYLAND
  BALTIMORE CENTER GARAGE ASSOCIATES LIMITED PARTNERSHIP                  MARYLAND
  BALTIMORE CENTER, LLC                                                   DELAWARE
  BAY CITY MALL ASSOCIATES L.L.C.                                         MICHIGAN
  BAY SHORE MALL II L.L.C.                                                DELAWARE
  BAY SHORE MALL PARTNERS                                                 CALIFORNIA
  BAY SHORE MALL, INC.                                                    DELAWARE
  BAYBROOK MALL, L.P.                                                     DELAWARE
  BAYSIDE CENTER LIMITED PARTNERSHIP                                      MARYLAND
  BCI HOLDINGS, INC.                                                      MARYLAND
  BEACHWOOD PLACE LIMITED PARTNERSHIP                                     OHIO
  BEACHWOOD PLACE, LLC                                                    MARYLAND
  BEACHWOOD PROPERTY HOLDINGS, LLC                                        MARYLAND

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  BELLIS FAIR PARTNERS                                                    WASHINGTON
  BENSON PARK BUSINESS TRUST                                              MARYLAND
  BEVERAGE OPERATIONS, INC.                                               TEXAS
  BEXAR MCCRELESS L.L.C.                                                  DELAWARE
  BIRCHWOOD MALL PARTNERS L.L.C.                                          MICHIGAN
  BIRCHWOOD MALL, INC.                                                    DELAWARE
  BOISE MALL, LLC                                                         DELAWARE
  BOISE TOWNE PLAZA L.L.C.                                                DELAWARE
  BOSSIER OUTPARCEL, L.P.                                                 DELAWARE
  BOULEVARD ASSOCIATES                                                    NEVADA
  BOULEVARD MALL I LLC                                                    NEVADA
  BOULEVARD MALL II LLC                                                   NEVADA
  BOULEVARD MALL, INC.                                                    DELAWARE
  BRIDGEWATER COMMONS MALL DEVELOPMENT, LLC                               MARYLAND
  BRIDGEWATER COMMONS MALL II, LLC                                        DELAWARE
  BRIDGEWATER COMMONS MALL, LLC                                           MARYLAND
  BROOKSIDE/COLUMBIA LIMITED PARTNERSHIP                                  MARYLAND
  BTS PROPERTIES L.L.C.                                                   DELAWARE
  BURLINGTON ASSOCIATES LIMITED PARTNERSHIP                               MARYLAND
  BURLINGTON TOWN CENTER LLC, THE                                         DELAWARE
  C.V. CENTER, INC.                                                       DELAWARE
  CALEDONIAN HOLDING COMPANY, INC.                                        DELAWARE
  CANYON SPRINGS DEVELOPMENT LIMITED PARTNERSHIP                          MARYLAND
  CANYON SPRINGS MALL GENERAL PARTNERSHIP                                 MARYLAND
  CAPITAL MALL L.L.C.                                                     DELAWARE
  CAPITAL MALL, INC.                                                      DELAWARE
  CAROLINA PLACE L.L.C.                                                   DELAWARE
  CENTER POINTE PLAZA, LLC                                                MARYLAND
  CENTERPOINT PLAZA CO.                                                   MARYLAND
  CENTERPOINTE LIMITED PARTNERSHIP                                        MARYLAND
  CENTURY PLAZA L.L.C.                                                    DELAWARE
  CENTURY PLAZA, INC.                                                     DELAWARE
  CHAMPAIGN MARKET PLACE L.L.C.                                           DELAWARE
  CHAMPAIGN MARKET PLACE, INC.                                            DELAWARE
  CHARLOTTETOWN NORTH, LLC                                                MARYLAND
  CHARLOTTETOWN, LLC                                                      MARYLAND
  CHATTANOOGA MALL, INC.                                                  DELAWARE
  CHESAPEAKE INVESTORS, LLC                                               DELAWARE
  CHICO MALL L.L.C.                                                       DELAWARE
  CHICO MALL LAND L.L.C.                                                  DELAWARE
  CHICO MALL, L.P.                                                        DELAWARE
  CHRISTIANA ACQUISITION LLC                                              DELAWARE
  CHRISTIANA HOLDINGS I LLC                                               DELAWARE
  CHRISTIANA MALL LLC                                                     DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  CLACKAMAS MALL L.L.C.                                                   DELAWARE
  CLOVER ACQUISITION, LLC                                                 DELAWARE
  CM THEATRE BUSINESS TRUST                                               MARYLAND
  CMA ACCESS COMPANY, LLC                                                 MARYLAND
  CM-H BUSINESS TRUST                                                     MARYLAND
  CMI CORPORATE PARKING BUSINESS TRUST                                    MARYLAND
  CM-N BUSINESS TRUST                                                     MARYLAND
  COASTLAND CENTER, INC.                                                  DELAWARE
  COASTLAND CENTER, L.P.                                                  DELAWARE
  COLLIN CREEK MALL MANAGEMENT COMPANY, LLC                               MARYLAND
  COLLIN CREEK MALL, L.P.                                                 TEXAS
  COLLIN CREEK PLANO, LLC                                                 MARYLAND
  COLLIN CREEK PROPERTY, LLC                                              DELAWARE
  COLLIN CREEK, LLC                                                       DELAWARE
  COLONY SQUARE MALL L.L.C.                                               DELAWARE
  COLUMBIA DEVELOPMENT CORPORATION, THE                                   MARYLAND
  COLUMBIA GATEWAY, INC.                                                  MARYLAND
  COLUMBIA LAND HOLDINGS, INC.                                            MARYLAND
  COLUMBIA MALL BUSINESS TRUST                                            MARYLAND
  COLUMBIA MALL L.L.C.                                                    DELAWARE
  COLUMBIA MALL SPE, LLC                                                  MARYLAND
  COLUMBIA MALL, INC.                                                     MARYLAND
  COLUMBIA MANAGEMENT, INC.                                               MARYLAND
  CORONADO CENTER HOLDING L.L.C.                                          DELAWARE
  CORONADO CENTER L.L.C.                                                  DELAWARE
  CPM LAND L.L.C.                                                         DELAWARE
  CROCKER DOWNTOWN DEVELOPMENT ASSOCIATES                                 FLORIDA
  CROCKER MIZNER PARK III, LTD                                            FLORIDA
  CROCKER MIZNER PARK IV, LTD                                             FLORIDA
  CROSSROADS MALL LAND L.L.C., THE                                        DELAWARE
  CROSSROADS MALL LAND, INC., THE                                         DELAWARE
  CUYAHOGA DEVELOPMENT COMPANY, LLC                                       MARYLAND
  CUYAHOGA LAND COMPANY, LLC                                              MARYLAND
  DAYJAY ASSOCIATES                                                       OKLAHOMA
  DELTA INVESTMENTS LTD.                                                  NEVADA
  DESARROLLOS COMERCIALES DEL OESTE GSG, SRL                              COSTA RICA
  DK BURLINGTON TOWN CENTER L.L.C.                                        DELAWARE
  DOBBIN ROAD COMMERCIAL, INC.                                            MARYLAND
  DORSEY SEARCH VILLAGE CENTER, LLC                                       MARYLAND
  DORSEY'S SEARCH VILLAGE CENTER, INC.                                    MARYLAND
  EAGLE RIDGE MALL, INC.                                                  DELAWARE
  EAGLE RIDGE MALL, L.P.                                                  DELAWARE
  EAST MESA LAND L.L.C.                                                   ARIZONA
  EAST MESA MALL L.L.C.                                                   ARIZONA
  EASTRIDGE SHOPPING CENTER L.L.C.                                        DELAWARE
  EASTRIDGE SHOPPING CENTER, INC.                                         DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  ECHELON ACQUISITION, LLC                                                MARYLAND
  ECHELON MALL JOINT VENTURE                                              NEW JERSEY
  ECHELON MALL, LLC                                                       MARYLAND
  EDEN PRAIRIE ANCHOR BUILDING L.L.C.                                     DELAWARE
  EDEN PRAIRIE MALL L.L.C.                                                DELAWARE
  EDEN PRAIRIE MALL, INC.                                                 DELAWARE
  EIGHTY COLUMBIA CORPORATE CENTER, INC.                                  MARYLAND
  EIGHTY COLUMBIA CORPORATE CENTER, LLC                                   MARYLAND
  ELK GROVE TOWN CENTER L.L.C.                                            DELAWARE
  ELK GROVE TOWN CENTER L.P.                                              DELAWARE
  EMERSON LAND BUSINESS TRUST                                             MARYLAND
  EMERSON LAND, LLC                                                       DELAWARE
  EXECUCENTER, LLC                                                        MARYLAND
  FAIRWOOD COMMERCIAL FRONT FOOT BENEFIT COMPANY, LLC                     MARYLAND
  FAIRWOOD-ENDEVAROR FRONT-FOOT BENEFIT COMPANY, LLC                      MARYLAND
  FAIRWOOD-FOUR FRONT-FOOT BENEFIT COMPANY, LLC                           MARYLAND
  FAIRWOOD-PROMISE FRONT-FOOT BENEFIT COMPANY, LLC                        MARYLAND
  FAIRWOOD-PROSPECT FRONT-FOOT BENEFIT COMPANY, LLC                       MARYLAND
  FAIRWOOD-THREE FRONT-FOOT BENEFIT COMPANY, LLC                          MARYLAND
  FALLBROOK SQUARE PARTNERS II, L.P.                                      DELAWARE
  FALLBROOK SQUARE PARTNERS L.L.C.                                        DELAWARE
  FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP                           CALIFORNIA
  FALLBROOK SQUARE, INC.                                                  DELAWARE
  FANEUIL HALL BEVERAGE, LLC                                              MARYLAND
  FANEUIL HALL MARKETPLACE, LLC                                           DELAWARE
  FASHION SHOW DEVELOPMENT, LLC                                           NEVADA
  FASHION SHOW MALL, LLC                                                  DELAWARE
  FBC & G LIMITED PARTNERSHIP                                             MARYLAND
  FENWAY RETAIL SERVICES, INC.                                            DELAWARE
  FIFTY COLUMBIA CORPORATE CENTER, INC.                                   MARYLAND
  FIFTY COLUMBIA CORPORATE CENTER, LLC                                    MARYLAND
  FLORENCE MALL L.L.C.                                                    DELAWARE
  FLORENCE MALL LAND L.L.C.                                               DELAWARE
  FORTY COLUMBIA CORPORATE CENTER, INC.                                   MARYLAND
  FORTY COLUMBIA CORPORATE CENTER, LLC                                    MARYLAND
  FOUR OWINGS MILL CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP        MARYLAND
  FOUR OWINGS MILL CORPORATE CENTER LAND LIMITED PARTNERSHIP              MARYLAND
  FOUR OWINGS MILLS CORPORATE CENTER, LLC                                 MARYLAND
  FOX RIVER PLAZA NORTH L.L.C.                                            DELAWARE
  FOX RIVER SHOPPING CENTER L.L.P.                                        WISCONSIN
  FRANKLIN PARK COMPANY, LLC, THE                                         DELAWARE
  FRANKLIN PARK MALL COMPANY, LLC                                         MARYLAND
  FRANKLIN PARK MALL, LLC                                                 DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  FREMONT PLAZA L.L.C.                                                    DELAWARE
  FS ENTERTAINMENT, INC.                                                  NEVADA
  FS ENTERTAINMENT, LLC                                                   NEVADA
  GALLERY AT MARKET EAST LLC                                              DELAWARE
  GALLERY HOTEL LIMITED PARTNERSHIP                                       MARYLAND
  GATEWAY CROSSING L.L.C.                                                 DELAWARE
  GATEWAY INVESTOR, LLC                                                   MARYLAND
  GATEWAY RETAIL CENTER, INC.                                             MARYLAND
  GATEWAY RETAIL CENTER, LLC                                              MARYLAND
  GEAPE III, INC.                                                         MARYLAND
  GEAPE III, LLC                                                          MARYLAND
  GEAPE LAND HOLDINGS II, INC.                                            MARYLAND
  GEAPE LAND HOLDINGS, INC.                                               MARYLAND
  GEAPE LAND HOLDINGS, LLC                                                MARYLAND
  GENERAL GROWTH - WESTLAKE (GP), INC.                                    DELAWARE
  GENERAL GROWTH - WESTLAKE, L.P.                                         DELAWARE
  GENERAL GROWTH BAYBROOK MALL, INC.                                      DELAWARE
  GENERAL GROWTH FINANCE SPE, INC.                                        DELAWARE
  GENERAL GROWTH MANAGEMENT, INC.                                         DELAWARE
  GENERAL GROWTH OAK VIEW MALL, INC.                                      DELAWARE
  GENERAL GROWTH PROPERTIES-NATICK II, INC.                               DELAWARE
  GENERAL GROWTH PROPERTIES-NATICK LIMITED PARTNERSHIP                    DELAWARE
  GENERAL GROWTH SUGAR LAND MALL, INC.                                    DELAWARE
  GENERAL GROWTH WILLOWBROOK L.L.C.                                       DELAWARE
  GENERAL GROWTH WOODLANDS ONE, INC.                                      DELAWARE
  GENERAL GROWTH WOODLANDS TWO, INC.                                      DELAWARE
  GG DR, L.L.C.                                                           ILLINOIS
  GGMI MALLIBU, INC.                                                      DELAWARE
  GGP 110 HOLDING L.L.C.                                                  DELAWARE
  GGP 110 L.L.C.                                                          DELAWARE
  GGP 110, INC.                                                           DELAWARE
  GGP ACQUISITION, L.L.C.                                                 DELAWARE
  GGP ALA MOANA HOLDINGS L.L.C.                                           DELAWARE
  GGP ALA MOANA L.L.C.                                                    DELAWARE
  GGP ALA MOANA, INC.                                                     DELAWARE
  GGP AMERICAN HOLDINGS INC.                                              DELAWARE
  GGP AMERICAN PROPERTIES INC.                                            DELAWARE
  GGP BOSSIER MALL, INC.                                                  DELAWARE
  GGP BRAZIL I L.L.C.                                                     DELAWARE
  GGP BRAZIL II L.L.C.                                                    DELAWARE
  GGP CONTRACTOR, INC.                                                    DELAWARE
  GGP FINANCE L.L.C.                                                      DELAWARE
  GGP FINANCE SUB, INC.                                                   DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  GGP GENERAL I, INC.                                                     DELAWARE
  GGP GENERAL II, INC.                                                    DELAWARE
  GGP HOLDING II SERVICES, INC. TRUST                                     ILLINOIS
  GGP HOLDING II, INC.                                                    DELAWARE
  GGP HOLDING III SERVICES, INC.                                          DELAWARE
  GGP HOLDING SERVICES, INC.                                              DELAWARE
  GGP HOLDING SERVICES, INC. TRUST                                        ILLINOIS
  GGP HOLDING, INC.                                                       DELAWARE
  GGP IVANHOE II SERVICES, INC.                                           DELAWARE
  GGP IVANHOE II, INC.                                                    DELAWARE
  GGP IVANHOE IV SERVICES, INC.                                           DELAWARE
  GGP IVANHOE IV, INC.                                                    DELAWARE
  GGP IVANHOE SERVICES, INC.                                              DELAWARE
  GGP IVANHOE SERVICES, INC. TRUST                                        ILLINOIS
  GGP IVANHOE, INC.                                                       DELAWARE
  GGP JORDAN CREEK L.L.C.                                                 DELAWARE
  GGP KAPIOLANI DEVELOPMENT L.L.C.                                        DELAWARE
  GGP KAPIOLANI DEVELOPMENT, INC.                                         DELAWARE
  GGP LH HOLDINGS L.L.C.                                                  DELAWARE
  GGP LIMITED PARTNERSHIP                                                 DELAWARE
  GGP MEADOWS MALL L.L.C.                                                 DELAWARE
  GGP MEZZANINE ONE L.L.C.                                                DELAWARE
  GGP MEZZANINE THREE L.L.C.                                              DELAWARE
  GGP MEZZANINE TWO L.L.C.                                                DELAWARE
  GGP SAVANNAH L.L.C.                                                     DELAWARE
  GGP TITLE, INC.                                                         DELAWARE
  GGP VENTURES BRAZIL HOLDING L.L.C.                                      DELAWARE
  GGP VENTURES COSTA RICA, L.L.C.                                         DELAWARE
  GGP VILLAGE AT JORDAN CREEK L.L.C.                                      DELAWARE
  GGP/H HOLDING, INC.                                                     DELAWARE
  GGP/HOMART II L.L.C.                                                    DELAWARE
  GGP/HOMART II SERVICES, INC.                                            DELAWARE
  GGP/HOMART II SERVICES, INC. TRUST                                      ILLINOIS
  GGP/HOMART SERVICES, INC.                                               DELAWARE
  GGP/HOMART SERVICES, INC. TRUST                                         ILLINOIS
  GGP/HOMART, INC.                                                        DELAWARE
  GGP-ARROWHEAD, INC.                                                     DELAWARE
  GGP-BAY CITY ONE, INC.                                                  DELAWARE
  GGP-BENSALEM L.L.C.                                                     DELAWARE
  GGP-BEXAR MCCRELESS, L.P.                                               DELAWARE
  GGP-BRASS MILL, INC.                                                    DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  GGP-BUCKLAND HILLS ONE, INC.                                            DELAWARE
  GGP-BURLINGTON L.L.C.                                                   DELAWARE
  GGP-CANAL SHOPPES L.L.C.                                                DELAWARE
  GGP-CAROLINA PLACE, INC.                                                DELAWARE
  GGP-CHANDLER, INC.                                                      DELAWARE
  GGP-CHINO HILLS, INC.                                                   DELAWARE
  GGP-COLUMBIANA TRUST                                                    DELAWARE
  GGP-CONCORD LAND CO., INC.                                              DELAWARE
  GGP-CUMBERLAND LAND L.L.C.                                              DELAWARE
  GGP-DEERBROOK ONE, INC.                                                 DELAWARE
  GGP-DEERBROOK TWO, INC.                                                 DELAWARE
  GGP-DEERBROOK, L.P.                                                     DELAWARE
  GGP-FOOTHILLS L.L.C.                                                    DELAWARE
  GGP-FOOTHILLS LAND L.L.C.                                               DELAWARE
  GGP-FOUR SEASONS L.L.C.                                                 DELAWARE
  GGP-GATEWAY MALL L.L.C.                                                 DELAWARE
  GGP-GATEWAY MALL, INC.                                                  DELAWARE
  GGP-GLENBROOK HOLDING L.L.C.                                            DELAWARE
  GGP-GLENBROOK L.L.C.                                                    DELAWARE
  GGP - GLENDALE, INC.                                                    DELAWARE
  GGP-GRANDVILLE II L.L.C.                                                DELAWARE
  GGP-GRANDVILLE L.L.C.                                                   DELAWARE
  GGP-GRANDVILLE LAND L.L.C.                                              DELAWARE
  GGP-KENTUCKY, INC.                                                      KENTUCKY
  GGP-LA PLACE, INC.                                                      DELAWARE
  GGP-LA PLACE, L.P.                                                      DELAWARE
  GGP-LAKELAND, INC.                                                      DELAWARE
  GGP-LAKEVIEW SQUARE, INC.                                               DELAWARE
  GGP-LANSING MALL, INC.                                                  DELAWARE
  GGP-LINCOLNSHIRE L.L.C.                                                 DELAWARE
  GGPLP L.L.C.                                                            DELAWARE
  GGP-MAINE MALL HOLDING II L.L.C.                                        DELAWARE
  GGP-MAINE MALL HOLDING L.L.C.                                           DELAWARE
  GGP-MAINE MALL L.L.C.                                                   DELAWARE
  GGP-MAINE MALL LAND L.L.C.                                              DELAWARE
  GGP-MALL OF LOUISIANA II, L.P.                                          DELAWARE
  GGP-MALL OF LOUISIANA, INC.                                             DELAWARE
  GGP-MALL OF LOUISIANA, L.P.                                             DELAWARE
  GGP-MERIDEN SQUARE, INC.                                                DELAWARE
  GGP-MORENO VALLEY, INC.                                                 DELAWARE
  GGP-NATICK SERVICES, INC.                                               DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  GGP-NATICK TRUST                                                        MASSACHUSETTS
  GGP-NATICK TRUST SERVICES, INC. TRUST                                   ILLINOIS
  GGP-NATICK WEST L.L.C.                                                  DELAWARE
  GGP-NESHAMINY TRUST                                                     DELAWARE
  GGP-NEWGATE MALL, INC.                                                  DELAWARE
  GGP-NEWPARK L.L.C.                                                      DELAWARE
  GGP-NEWPARK, INC.                                                       DELAWARE
  GGP-NORTH POINT, INC.                                                   DELAWARE
  GGP-NORTHBROOK, INC.                                                    DELAWARE
  GGP-OTAY RANCH L.L.C.                                                   DELAWARE
  GGP-OTAY RANCH, L.P.                                                    DELAWARE
  GGP-PARKS AT ARLINGTON ONE, INC.                                        DELAWARE
  GGP-PARKS AT ARLINGTON TWO, INC.                                        DELAWARE
  GGP-PECANLAND II, L.P.                                                  DELAWARE
  GGP-PECANLAND, INC.                                                     DELAWARE
  GGP-PECANLAND, L.P.                                                     DELAWARE
  GGP-PEMBROKE LAKES II, INC.                                             DELAWARE
  GGP-PEMBROKE LAKES, INC.                                                DELAWARE
  GGP-REDLANDS MALL L.L.C.                                                DELAWARE
  GGP-REDLANDS MALL, L.P.                                                 DELAWARE
  GGP-RIVERCHASE L.L.C.                                                   DELAWARE
  GGP-ROCHESTER MALL, INC.                                                DELAWARE
  GGP-ROGERS RETAIL L.L.C.                                                DELAWARE
  GGP-ROLLING OAKS, INC.                                                  DELAWARE
  GGP-SHAVANO PARK, INC.                                                  DELAWARE
  GGP-SIKES CENTER L.L.C.                                                 DELAWARE
  GGP-SL L.L.C.                                                           DELAWARE
  GGP-SLH L.L.C.                                                          DELAWARE
  GGP-SOUTH SHORE PARTNERS, INC.                                          DELAWARE
  GGP-SPRING CREEK, INC.                                                  DELAWARE
  GGP-STEEPLEGATE, INC.                                                   DELAWARE
  GGP - SUGAR LAND MALL, L.P.                                             DELAWARE
  GGP-SUPERSTITION SPRINGS, INC.                                          DELAWARE
  GGP-TC L.L.C.                                                           DELAWARE
  GGP-TOWN EAST MALL, INC.                                                DELAWARE
  GGP-TRS II L.L.C.                                                       DELAWARE
  GGP-TRS L.L.C.                                                          DELAWARE
  GGP-TRS SERVICES, INC.                                                  DELAWARE
  GGP-TRS SERVICES, INC. TRUST                                            ILLINOIS
  GGP-TUCSON LAND L.L.C.                                                  DELAWARE
  GGP-TUCSON MALL L.L.C.                                                  DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  GGP-TYLER MALL L.L.C.                                                   DELAWARE
  GGP-UC L.L.C.                                                           DELAWARE
  GGP-VISTA RIDGE, INC.                                                   DELAWARE
  GGP-WESTWOOD MALL, INC.                                                 DELAWARE
  GGP-WILLOWBROOK, INC.                                                   DELAWARE
  GGP-WILLOWBROOK, L.P.                                                   DELAWARE
  GGP-WOODLANDS, L.P.                                                     DELAWARE
  GLENDALE HOLDING L.L.C.                                                 DELAWARE
  GLENDALE HOLDING, INC.                                                  DELAWARE
  GLENDALE I MALL ASSOCIATES, LLC                                         DELAWARE
  GLENDALE II MALL ASSOCIATES, LLC                                        DELAWARE
  GLENDALE OHRBACH'S ASSOCIATES, LLC                                      DELAWARE
  GOVERNOR'S SQUARE PARTNERSHIP                                           FLORIDA
  GOVERNOR'S SQUARE, LLC                                                  FLORIDA
  GRAND AVENUE LIMITED PARTNERSHIP                                        MARYLAND
  GRAND CANAL SHOPS II, LLC                                               DELAWARE
  GRAND TRAVERSE MALL PARTNERS                                            IOWA
  GRANDVILLE MALL II, INC.                                                DELAWARE
  GRANDVILLE MALL, INC.                                                   DELAWARE
  GREENGATE MALL, INC.                                                    PENNSYLVANIA
  GREENWOOD MALL L.L.C.                                                   DELAWARE
  GREENWOOD MALL, INC.                                                    DELAWARE
  GSG DE COSTA RICO SRL                                                   BARBADOS
  GUILFORD INDUSTRIAL CENTER, INC.                                        MARYLAND
  GUILFORD INDUSTRIAL CENTER, LLC                                         MARYLAND
  HAMMOND BRANCH JOINT VENTURE                                            MARYLAND
  HARBOR DEVELOPMENT SERVICES PARTNERSHIP                                 MARYLAND
  HARBOR OVERLOOK LIMITED PARTNERSHIP                                     MARYLAND
  HARBOR PLACE ASSOCIATES LIMITED PARTNERSHIP                             MARYLAND
  HARBORPLACE MANAGEMENT COMPANY, LLC                                     MARYLAND
  HARBORPLACE, INC.                                                       MARYLAND
  HARBORPLACE, LLC                                                        MARYLAND
  HARPER'S CHOICE VILLAGE CENTER, LLC                                     MARYLAND
  HARPERS CHOICE BUSINESS TRUST                                           MARYLAND
  HARPER'S CHOICE VILLAGE CENTER, INC.                                    MARYLAND
  HAWKEYE PROPERTIES, INC.                                                NEVADA
  HCTSS L.L.C.                                                            DELAWARE
  HERMES INCORPORATED                                                     MARYLAND
  HERMES, LLC                                                             MARYLAND
  HEX HOLDING, LLC                                                        DELAWARE
  HEXALON REAL ESTATE, INC.                                               DELAWARE
  HHP GOVERNMENT SERVICES, LP                                             NEVADA
  HICKORY GROVE LIMITED PARTNERSHIP                                       MARYLAND
  HICKORY RIDGE VILLAGE CENTER, INC.                                      MARYLAND
  HICKORY RIDGE VILLAGE CENTER, LLC                                       MARYLAND
  HIGHLAND MALL JOINT VENTURE, THE                                        NEW YORK

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  HIGHLAND MALL LIMITED PARTNERSHIP                                       MARYLAND
  HMF PROPERTIES LIMITED PARTNERSHIP                                      DELAWARE
  HO RETAIL PROPERTIES I LIMITED PARTNERSHIP                              ILLINOIS
  HO RETAIL PROPERTIES II LIMITED PARTNERSHIP                             ILLINOIS
  HOLLY CREEK APTS, I, LP & HOLLY CREEK APTS II, LP                       TEXAS
  HOOVER MALL HOLDING, L.L.C.                                             DELAWARE
  HOOVER MALL LIMITED, L.L.C.                                             DELAWARE
  HOWARD HUGHES CANYON POINTE Q3, LLC                                     NEVADA
  HOWARD HUGHES CANYON POINTE Q4, LLC                                     NEVADA
  HOWARD HUGHES CENTERPOINT, LLC                                          NEVADA
  HOWARD HUGHES CORPORATION, THE                                          DELAWARE
  HOWARD HUGHES PROPERTIES I, LLC                                         NEVADA
  HOWARD HUGHES PROPERTIES II, LLC                                        NEVADA
  HOWARD HUGHES PROPERTIES III, LLC                                       NEVADA
  HOWARD HUGHES PROPERTIES IV, LLC                                        DELAWARE
  HOWARD HUGHES PROPERTIES LIMITED PARTNERSHIP                            DELAWARE
  HOWARD HUGHES PROPERTIES V, LLC                                         DELAWARE
  HOWARD HUGHES PROPERTIES VI, LLC                                        NEVADA
  HOWARD HUGHES PROPERTIES VII, LLC                                       NEVADA
  HOWARD HUGHES REALTY, INC.                                              NEVADA
  HOWARD RESEARCH AND DEVELOPMENT CORPORATION, THE                        MARYLAND
  HOWARD RESEARCH AND DEVELOPMENT HOLDINGS CORPORATION, THE               MARYLAND
  HOWARD RETAIL INVESTMENT COMPANY, LLC                                   MARYLAND
  HRD COMMERCIAL PROPERTIES, INC.                                         MARYLAND
  HRD INVESTMENT, INC.                                                    NEVADA
  HRD PARKING DECK BUSINESS TRUST                                         MARYLAND
  HRD PARKING, INC.                                                       MARYLAND
  HRD PARKING, LLC                                                        MARYLAND
  HRD PROPERTIES, INC.                                                    MARYLAND
  HRD REMAINDER, INC.                                                     MARYLAND
  HRDHC, LLC                                                              MARYLAND
  HRD-HHP HOLDINGS, LLC                                                   NEVADA
  HRE FLANC, INC.                                                         DELAWARE
  HRE GARDEN STATE PLAZA, INC.                                            DELAWARE
  HRE KI PARTNERS, LP                                                     DELAWARE
  HRE KI SMBT                                                             DELAWARE
  HRE LAKESIDE, INC.                                                      DELAWARE
  HRE PENNSYLVANIA SMBT                                                   DELAWARE
  HRE TWELVE OAKS, INC.                                                   DELAWARE
  HRE-NS, LLC                                                             DELAWARE
  H-TEX, INCORPORATED                                                     TEXAS
  HUGHES CORPORATION, THE                                                 DELAWARE
  HUGHES PROPERTIES, INC.                                                 NEVADA
  HULEN GP, LLC                                                           DELAWARE
  HULEN MALL JOINT VENTURE                                                TEXAS
  HULEN OWNER LP                                                          DELAWARE
  HUNT VALLEY 75 LIMITED PARTNERSHIP                                      MARYLAND
  HUNT VALLEY TITLE HOLDING COMPANY, LLC                                  MARYLAND

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  JPT LIMITED                                                             NEVADA
  KALAMAZOO MALL L.L.C.                                                   DELAWARE
  KALAMAZOO MALL, INC.                                                    DELAWARE
  KENWOOD MALL L.L.C.                                                     DELAWARE
  KING'S CONTRIVANCE VILLAGE CENTER, LLC                                  MARYLAND
  KING'S CONTRIVANCE VILLAGE CENTER, INC.                                 MARYLAND
  KNOLLWOOD COMPANY, L.P.                                                 MINNESOTA
  KNOLLWOOD MALL, INC.                                                    DELAWARE
  LA CANTERA RETAIL LIMITED PARTNERSHIP                                   MARYLAND
  LA PLACE SHOPPING, L.P.                                                 DELAWARE
  LAKE MEADE & BUFFALO PARTNERSHIP                                        NEVADA
  LAKEFRONT NORTH PARKING, INC.                                           MARYLAND
  LAKEFRONT NORTH PARKING, LLC                                            MARYLAND
  LAKESIDE MALL PROPERTY, LLC                                             DELAWARE
  LAKESIDE MALL, LLC                                                      MICHIGAN
  LAKEVIEW SQUARE LIMITED PARTNERSHIP                                     DELAWARE
  LANCASTER TRUST                                                         ILLINOIS
  LAND TRUST NO. 89433                                                    HAWAII
  LAND TRUST NO. 89434                                                    HAWAII
  LANDMARK MALL L.L.C.                                                    DELAWARE
  LANDMARK MALL, INC.                                                     DELAWARE
  LANSING MALL LIMITED PARTNERSHIP                                        DELAWARE
  LEARNING MALL L.L.C., THE                                               DELAWARE
  LOCKPORT L.L.C.                                                         NEW YORK
  LONGFELLOW BUSINESS TRUST                                               MARYLAND
  LOT 48 BUSINESS TRUST                                                   MARYLAND
  LOT 49 BUSINESS TRUST                                                   MARYLAND
  LP ROUSE-HOUSTON, LLC                                                   MARYLAND
  LRVC BUSINESS TRUST                                                     MARYLAND
  LYNNHAVEN HOLDING L.L.C.                                                DELAWARE
  LYNNHAVEN MALL L.L.C.                                                   DELAWARE
  MADISON LAND L.L.C.                                                     DELAWARE
  MAJESTIC PARTNERS-PROVO, LLC                                            UTAH
  MALL ENTRANCES BUSINESS TRUST                                           MARYLAND
  MALL IN COLUMBIA BUSINESS TRUST, THE                                    MARYLAND
  MALL OF THE BLUFFS PARTNERS L.L.C.                                      IOWA
  MALL OF THE BLUFFS, INC.                                                DELAWARE
  MALL ST. MATTHEWS COMPANY, LLC                                          DELAWARE
  MALL ST. MATTHEWS LIMITED PARTNERSHIP                                   DELAWARE
  MALL ST. VINCENT, INC.                                                  DELAWARE
  MALL ST. VINCENT, L.P.                                                  DELAWARE
  MARKET PLACE OUTPARCEL L.L.C.                                           DELAWARE
  MARKET PLACE OUTPARCEL, INC.                                            DELAWARE
  MARKET STREET EAST JOINT VENTURE                                        PENNSYLVANIA

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  MAYFAIR PROPERTY INC.                                                   DELAWARE
  MERRIWEATHER POST BUSINESS TRUST                                        MARYLAND
  MIZNER PARK HOLDINGS I, LLC                                             DELAWARE
  MIZNER PARK HOLDINGS II, LLC                                            DELAWARE
  MIZNER PARK HOLDINGS III, LLC                                           DELAWARE
  MIZNER PARK HOLDINGS IV, LLC                                            DELAWARE
  MIZNER PARK HOLDINGS V, LLC                                             DELAWARE
  MIZNER PARK VENTURE, LLC                                                DELAWARE
  MJ, INC.                                                                NEVADA
  MJF INVESTMENTS CORPORATION                                             NEVADA
  MONDAWMIN BUSINESS TRUST                                                MARYLAND
  MONDAWMIN, LLC                                                          MARYLAND
  MONTCLAIR PLAZA L.L.C.                                                  DELAWARE
  MSAB HOLDINGS L.L.C.                                                    DELAWARE
  MSAB HOLDINGS, INC.                                                     DELAWARE
  MSM PROPERTIES, LLC                                                     DELAWARE
  NESHAMINY MALL JOINT VENTURE LIMITED PARTNERSHIP                        ILLINOIS
  NEW ORLEANS RIVERWALK ASSOCIATES                                        LOUISIANA
  NEW ORLEANS RIVERWALK LIMITED PARTNERSHIP                               MARYLAND
  NEW RIVER ASSOCIATES                                                    ARIZONA
  NEW RIVER CENTER, LLC                                                   FLORIDA
  NEWPARK MALL L.L.C.                                                     DELAWARE
  NORTH STAR MALL II, LLC                                                 MARYLAND
  NORTH STAR MALL, LLC                                                    TEXAS
  NORTHBROOK COURT I L.L.C.                                               DELAWARE
  NORTHBROOK COURT II L.L.C.                                              DELAWARE
  NORTHBROOK COURT L.L.C.                                                 DELAWARE
  NORTHGATE MALL L.L.C.                                                   DELAWARE
  NORTHWEST ASSOCIATES                                                    MARYLAND
  NORTHWEST MALL JOINT VENTURE                                            NEW YORK
  NORTHWEST OHIO MALL L.L.C.                                              DELAWARE
  NS MALL GP, LLC                                                         DELAWARE
  NS MALL PROPERTY, LP                                                    DELAWARE
  NSMJV, LP                                                               DELAWARE
  O. M. LAND DEVELOPMENT, LLC                                             MARYLAND
  O.M. MALL COMPANY, LLC                                                  MARYLAND
  OAK VIEW MALL L.L.C.                                                    DELAWARE
  OAKLAND RIDGE COMMERCIAL GROUP, LLC                                     MARYLAND
  OAKLAND RIDGE COMMERCIAL, INC.                                          MARYLAND
  OAKLAND RIDGE INDUSTRIAL DEVELOPMENT CORPORATION                        MARYLAND
  OAKLAND RIDGE INDUSTRIAL DEVELOPMENT, LLC                               MARYLAND
  OAKS MALL GAINESVILLE II, INC.                                          DELAWARE
  OAKS MALL GAINESVILLE LIMITED PARTNERSHIP                               DELAWARE
  OAKWOOD HILLS MALL PARTNERS L.L.P.                                      WISCONSIN
  OAKWOOD HILLS MALL, INC.                                                DELAWARE
  OAKWOOD SHOPPING CENTER LIMITED PARTNERSHIP                             LOUISIANA

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  OGLETHORPE MALL L.L.C.                                                  DELAWARE
  OGLETHORPE MALL, INC.                                                   DELAWARE
  OKLAHOMA MALL L.L.C.                                                    DELAWARE
  OKLAHOMA MALL, INC.                                                     DELAWARE
  OM INVESTMENT II LIMITED PARTNERSHIP                                    MARYLAND
  OM INVESTMENT LIMITED PARTNERSHIP                                       MARYLAND
  ONE FRANKLIN PARK COMPANY, LLC                                          DELAWARE
  ONE OWINGS MILLS CORPORATE CENTER ASSOCIATES, LP                        MARYLAND
  ONE OWINGS MILLS CORPORATE CENTER, LLC                                  MARYLAND
  ONE WILLOW COMPANY, LLC                                                 DELAWARE
  OWINGS MILLS LIMITED PARTNERSHIP                                        MARYLAND
  PACIFIC REALTY INC.                                                     NEVADA
  PARAMUS EQUITIES, LLC                                                   TEXAS
  PARAMUS MALL MANAGEMENT COMPANY, LLC                                    MARYLAND
  PARAMUS PARK SHOPPING CENTER LIMITED PARTNERSHIP                        NEW JERSEY
  PARAMUS PARK, LLC                                                       MARYLAND
  PARCEL C BUSINESS TRUST                                                 MARYLAND
  PARCEL D BUSINESS TRUST                                                 MARYLAND
  PARCIT-IIP LANCASTER VENTURE                                            ILLINOIS
  PARCITY L.L.C.                                                          DELAWARE
  PARCITY TRUST                                                           DELAWARE
  PARIS PROPERTIES INC.                                                   NEVADA
  PARK CITY HOLDING, INC.                                                 DELAWARE
  PARK MALL L.L.C.                                                        DELAWARE
  PARK MALL, INC.                                                         DELAWARE
  PARK SQUARE LIMITED PARTNERSHIP                                         MARYLAND
  PARKS AT ARLINGTON, L.P.                                                DELAWARE
  PARKSIDE LIMITED PARTNERSHIP                                            MARYLAND
  PARKVIEW OFFICE BUILDING LIMITED PARTNERSHIP                            MARYLAND
  PAVILIONS AT BUCKLAND HILLS L.L.C.                                      CONNECTICUT
  PC LANCASTER L.L.C.                                                     DELAWARE
  PC LANCASTER TRUST                                                      DELAWARE
  PDC COMMUNITY CENTERS L.L.C.                                            DELAWARE
  PDC-EASTRIDGE MALL L.L.C.                                               DELAWARE
  PDC-RED CLIFFS MALL L.L.C.                                              DELAWARE
  PEACHTREE MALL L.L.C.                                                   DELAWARE
  PEMBROKE LAKES MALL LTD.                                                FLORIDA
  PERIMETER CENTER, LLC                                                   MARYLAND
  PERIMETER MALL FACILITIES, LLC                                          DELAWARE
  PERIMETER MALL VENTURE, LLC                                             DELAWARE
  PERIMETER MALL, LLC                                                     MARYLAND
  PIEDMONT MALL L.L.C.                                                    VIRGINIA
  PIERRE BOSSIER MALL, INC.                                               DELAWARE
  PIERRE BOSSIER MALL, L.P.                                               DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  PINE RIDGE MALL L.L.C.                                                  DELAWARE
  PINES MALL PARTNERS                                                     IOWA
  PIONEER OFFICE LIMITED PARTNERSHIP                                      MARYLAND
  PIONEER PLACE LIMITED PARTNERSHIP                                       MARYLAND
  PLANOLE STORE, LP                                                       TEXAS
  PLAZA 800 L.L.C.                                                        DELAWARE
  PPK RESTAURANT, INC.                                                    MARYLAND
  PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP                          MARYLAND
  PRICE FINANCING PARTNERSHIP, L.P.                                       DELAWARE
  PRICE GP L.L.C.                                                         DELAWARE
  PRICE NT L.L.C.                                                         DELAWARE
  PRICE SPOKANE LIMITED PARTNERSHIP                                       DELAWARE
  PRICE-ASG L.L.C.                                                        DELAWARE
  PRICE-BOISE COMPANY, LTD.                                               UTAH
  PRICE-JAMES COMPANY                                                     UTAH
  PRINCE KUHIO PLAZA, INC.                                                DELAWARE
  PRINCETON LAND EAST, LLC                                                DELAWARE
  PRINCETON LAND, LLC                                                     DELAWARE
  PROVO MALL DEVELOPMENT COMPANY, LTD.                                    UTAH
  PROVO MALL L.L.C.                                                       DELAWARE
  RASCAP REALTY, LTD.                                                     NEW YORK
  RED ROCK INVESTMENT, LLC                                                NEVADA
  REDLANDS LAND ACQUISITION COMPANY L.L.C.                                DELAWARE
  REDLANDS LAND ACQUISITION COMPANY L.P.                                  DELAWARE
  RIDERWOOD LIMITED PARTNERSHIP                                           MARYLAND
  RIDGEDALE CENTER, LLC                                                   MARYLAND
  RIDGEDALE SHOPPING CENTER, LLC                                          MARYLAND
  RII HOLDING, LLC                                                        TEXAS
  RIO WEST L.L.C.                                                         DELAWARE
  RIVER FALLS MALL PARTNERS                                               IOWA
  RIVER HILL VILLAGE CENTER II, LLC                                       MARYLAND
  RIVER HILLS MALL L.L.P.                                                 MINNESOTA
  RIVERSPARK ASSOCIATES LIMITED PARTNERSHIP                               MARYLAND
  ROCHESTER MALL L.L.C.                                                   DELAWARE
  ROGERS RETAIL L.L.C.                                                    DELAWARE
  ROGUE VALLEY MALL HOLDING L.L.C.                                        DELAWARE
  ROGUE VALLEY MALL L.L.C.                                                DELAWARE
  ROLAND GREEN LIMITED PARTNERSHIP                                        MARYLAND
  ROUSE ACQUISITION FINANCE, LLC                                          MARYLAND
  ROUSE COLUMBUS SQUARE, LLC                                              MARYLAND
  ROUSE COMMERCIAL FINANCE, LLC                                           MARYLAND
  ROUSE COMMERCIAL PROPERTIES, LLC                                        MARYLAND
  ROUSE COMPANY AT OWINGS MILLS, LLC, THE                                 MARYLAND
  ROUSE COMPANY BT, LLC, THE                                              MARYLAND
  ROUSE COMPANY LP, THE                                                   DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  ROUSE COMPANY OF ALABAMA, LLC, THE                                      ALABAMA
  ROUSE COMPANY OF ALASKA, LLC, THE                                       MARYLAND
  ROUSE COMPANY OF ARKANSAS, LLC, THE                                     MARYLAND
  ROUSE COMPANY OF CALIFORNIA, LLC, THE                                   MARYLAND
  ROUSE COMPANY OF COLORADO, LLC, THE                                     MARYLAND
  ROUSE COMPANY OF CONNECTICUT, LLC, THE                                  DELAWARE
  ROUSE COMPANY OF FLORIDA, LLC, THE                                      FLORIDA
  ROUSE COMPANY OF GEORGIA, LLC, THE                                      GEORGIA
  ROUSE COMPANY OF IDAHO, LLC, THE                                        MARYLAND
  ROUSE COMPANY OF ILLINOIS, LLC, THE                                     MARYLAND
  ROUSE COMPANY OF KENTUCKY, LLC, THE                                     MARYLAND
  ROUSE COMPANY OF LOUISIANA, LLC, THE                                    MARYLAND
  ROUSE COMPANY OF MAINE, LLC, THE                                        MARYLAND
  ROUSE COMPANY OF MASSACHUSETTS, LLC, THE                                MARYLAND
  ROUSE COMPANY OF MICHIGAN, LLC, THE                                     MARYLAND
  ROUSE COMPANY OF MINNESOTA, LLC, THE                                    MARYLAND
  ROUSE COMPANY OF MISSISSIPPI, LLC, THE                                  MARYLAND
  ROUSE COMPANY OF MISSOURI, LLC, THE                                     MARYLAND
  ROUSE COMPANY OF MONTANA, LLC, THE                                      MARYLAND
  ROUSE COMPANY OF NEW HAMPSHIRE, LLC, THE                                MARYLAND
  ROUSE COMPANY OF NEW JERSEY, LLC, THE                                   NEW JERSEY
  ROUSE COMPANY OF NEW MEXICO, LLC, THE                                   MARYLAND
  ROUSE COMPANY OF NEW YORK, LLC, THE                                     NEW YORK
  ROUSE COMPANY OF NORTH CAROLINA, LLC, THE                               MARYLAND
  ROUSE COMPANY OF NORTH DAKOTA, LLC, THE                                 MARYLAND
  ROUSE COMPANY OF OHIO, LLC, THE                                         OHIO
  ROUSE COMPANY OF OKLAHOMA, LLC, THE                                     MARYLAND
  ROUSE COMPANY OF OREGON, LLC, THE                                       MARYLAND
  ROUSE COMPANY OF PENNSYLVANIA, LLC, THE                                 PENNSYLVANIA
  ROUSE COMPANY OF RHODE ISLAND, LLC, THE                                 MARYLAND
  ROUSE COMPANY OF SOUTH CAROLINA, LLC, THE                               MARYLAND
  ROUSE COMPANY OF SOUTH DAKOTA, LLC, THE                                 MARYLAND
  ROUSE COMPANY OF TENNESSEE, LLC, THE                                    MARYLAND
  ROUSE COMPANY OF TEXAS, LLC, THE                                        TEXAS
  ROUSE COMPANY OF THE DISTRICT OF COLUMBIA, LLC, THE                     MARYLAND
  ROUSE COMPANY OF UTAH, LLC, THE                                         MARYLAND
  ROUSE COMPANY OF VERMONT, LLC, THE                                      MARYLAND
  ROUSE COMPANY OF WASHINGTON, LLC, THE                                   MARYLAND
  ROUSE COMPANY OF WEST VIRGINIA, LLC, THE                                MARYLAND
  ROUSE COMPANY OF WISCONSIN, LLC, THE                                    MARYLAND
  ROUSE COMPANY OF WYOMING, LLC, THE                                      MARYLAND
  ROUSE COMPANY OPERATING PARTNERSHIP LP, THE                             DELAWARE
  ROUSE COMPANY PROTECTIVE TRUST, INC., THE                               DELAWARE
  ROUSE COMPANY PROTECTIVE TRUST, THE                                     MARYLAND
  ROUSE DEVELOPMENT COMPANY OF CALIFORNIA, INC., THE                      MARYLAND
  ROUSE F.S., LLC                                                         MARYLAND
  ROUSE FASHION SHOW MANAGEMENT, LLC                                      MARYLAND
  ROUSE FUNDING COMPANY, LLC                                              DELAWARE
  ROUSE FUNDING TWO, LLC                                                  DELAWARE
  ROUSE GALLERY MANAGEMENT, LLC                                           MARYLAND

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  ROUSE HOLDING COMPANY OF ARIZONA, LLC, THE                              MARYLAND
  ROUSE HOLDING COMPANY, LLC, THE                                         MARYLAND
  ROUSE HOLDING LIMITED PARTNERSHIP                                       MARYLAND
  ROUSE INVESTING COMPANY, LLC                                            MARYLAND
  ROUSE INVESTMENT LIMITED PARTNERSHIP                                    MARYLAND
  ROUSE IP, LLC                                                           MARYLAND
  ROUSE L.L.C.                                                            DELAWARE
  ROUSE LLC                                                               DELAWARE
  ROUSE MISSOURI HOLDING COMPANY, LLC                                     MARYLAND
  ROUSE OAKBROOK, LLC                                                     DELAWARE
  ROUSE OFFICE MANAGEMENT OF ARIZONA, LLC                                 MARYLAND
  ROUSE OFFICE MANAGEMENT OF OREGON, LLC                                  MARYLAND
  ROUSE OFFICE MANAGEMENT OF PENNSYLVANIA, LLC                            MARYLAND
  ROUSE OFFICE MANAGEMENT, LLC                                            MARYLAND
  ROUSE OWINGS MILLS MANAGEMENT COMPANY, LLC                              MARYLAND
  ROUSE PROPERTY MANAGEMENT, INC.                                         MARYLAND
  ROUSE PROVIDENCE, LLC                                                   DELAWARE
  ROUSE RIDGEDALE HOLDING, LLC                                            MARYLAND
  ROUSE RIDGEDALE, LLC                                                    DELAWARE
  ROUSE SI SHOPPING CENTER, LLC                                           MARYLAND
  ROUSE SOUTHLAND, LLC                                                    MARYLAND
  ROUSE SPECIALTY CENTER, LLC                                             MARYLAND
  ROUSE TRANSPORTATION, LLC                                               MARYLAND
  ROUSE TRI-PARTY MISCELLANEOUS, LLC                                      MARYLAND
  ROUSE TRI-PARTY TRS, INC.                                               MARYLAND
  ROUSE WESTIN, INC.                                                      MARYLAND
  ROUSE WESTLAKE LIMITED PARTNERSHIP                                      MARYLAND
  ROUSE WESTLAKE LIMITED PARTNERSHIP II                                   DELAWARE
  ROUSE-ABBEY, LLC                                                        MARYLAND
  ROUSE-ARIZONA CENTER, LLC                                               MARYLAND
  ROUSE-ARIZONA RETAIL CENTER LIMITED PARTNERSHIP                         MARYLAND
  ROUSE-BAYSIDE, LLC                                                      MARYLAND
  ROUSE-BRANDYWOOD, INC.                                                  MARYLAND
  ROUSE-BRIDGEWATER COMMONS, LLC                                          MARYLAND
  ROUSE-BURLINGTON, LLC                                                   MARYLAND
  ROUSE-CANYON SPRINGS, INC.                                              MARYLAND
  ROUSE-CORAL GABLES DEVELOPMENT, LLC                                     MARYLAND
  ROUSE-CORAL GABLES PROPERTY, LLC                                        MARYLAND
  ROUSE-CORAL GABLES, LLC                                                 MARYLAND
  ROUSE-EAST JACKSONVILLE, LLC                                            MARYLAND
  ROUSE-EASTFIELD, LLC                                                    MARYLAND
  ROUSE-FAIRWOOD DEVELOPMENT CORPORATION                                  MARYLAND
  ROUSE-FAIRWOOD DEVELOPMENT LIMITED PARTNERSHIP                          MARYLAND
  ROUSE-FASHION OUTLET, LLC                                               MARYLAND
  ROUSE-FASHION PLACE, LLC                                                MARYLAND
  ROUSE-FORSYTH, LLC                                                      MARYLAND
  ROUSE-GOVERNOR'S SQUARE, LLC                                            MARYLAND
  ROUSE-HIGHLAND, LLC                                                     DELAWARE
  ROUSE-HOUSTON GP, LLC                                                   DELAWARE
  ROUSE-HOUSTON LP                                                        MARYLAND

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  ROUSE-JACKSONVILLE, LLC                                                 DELAWARE
  ROUSE-LAS VEGAS, LLC                                                    NEVADA
  ROUSE-MERCHANTWIRED, INC.                                               MARYLAND
  ROUSE-MIAMI, LLC                                                        DELAWARE
  ROUSE-MILWAUKEE GARAGE MAINTENANCE, LLC                                 MARYLAND
  ROUSE-MILWAUKEE, LLC                                                    MARYLAND
  ROUSE-MIZNER PARK, LLC                                                  DELAWARE
  ROUSE-NEW ORLEANS, LLC                                                  MARYLAND
  ROUSE-OAKWOOD SHOPPING CENTER, LLC                                      MARYLAND
  ROUSE-OAKWOOD TWO, LLC                                                  MARYLAND
  ROUSE-ORLANDO, LLC                                                      DELAWARE
  ROUSE-PARK MEADOWS HOLDING, LLC                                         MARYLAND
  ROUSE-PARK MEADOWS, LLC                                                 MARYLAND
  ROUSE-PHOENIX CINEMA, LLC                                               MARYLAND
  ROUSE-PHOENIX CORPORATE CENTER LIMITED PARTNERSHIP                      MARYLAND
  ROUSE-PHOENIX DEVELOPMENT COMPANY, LLC                                  MARYLAND
  ROUSE-PHOENIX HOTEL CORPORATION                                         MARYLAND
  ROUSE-PHOENIX HOTEL PARKING, INC.                                       MARYLAND
  ROUSE-PHOENIX MASTER LIMITED PARTNERSHIP                                MARYLAND
  ROUSE-PHOENIX PARKING TWO, LLC                                          MARYLAND
  ROUSE-PHOENIX PARKING, LLC                                              MARYLAND
  ROUSE-PHOENIX THEATRE LIMITED PARTNERSHIP                               MARYLAND
  ROUSE-PHOENIX TWO CORPORATE CENTER, LLC                                 MARYLAND
  ROUSE-PORTLAND, LLC                                                     MARYLAND
  ROUSE-RANDHURST SHOPPING CENTER, LLC                                    MARYLAND
  ROUSE-RIVER HILL VILLAGE CENTER, INC.                                   MARYLAND
  ROUSE-SAN ANTONIO, LLC                                                  MARYLAND
  ROUSE-SEATTLE, LLC                                                      DELAWARE
  ROUSE-TAMPA, LLC                                                        FLORIDA
  ROUSE-TOWSON TOWN CENTER, LLC                                           MARYLAND
  ROUSE-TTC FUNDING, LLC                                                  MARYLAND
  ROUSE-URBAN ACQUISITION, LLC                                            MARYLAND
  ROUSE-URBAN, LLC                                                        MARYLAND
  ROUSE-VALLEY FAIR, LLC                                                  MARYLAND
  ROUSE-WATES, LLC                                                        DELAWARE
  ROUSE-WEST DADE, INC.                                                   MARYLAND
  ROUSE-WESTDALE, LLC                                                     MARYLAND
  ROUSE-WINCOPIN, LLC                                                     MARYLAND
  RREF HOLDING, LLC                                                       TEXAS
  RREF HOTEL HOLDINGS, INC.                                               MARYLAND
  RS PROPERTIES, INC.                                                     DELAWARE
  RSE PREFERRED ACQUISITIONS, LLC                                         MARYLAND
  RUNNING BROOK BUSINESS TRUST                                            MARYLAND
  RUTHERFORD 2 LIMITED PARTNERSHIP                                        MARYLAND
  RV JOINT VENTURE                                                        FLORIDA
  SAINT LOUIS GALLERIA HOLDING L.L.C.                                     DELAWARE
  SAINT LOUIS GALLERIA L.L.C.                                             DELAWARE
  SAINT LOUIS LAND L.L.C.                                                 DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  SALEM MALL, LLC                                                         MARYLAND
  SEAPORT MARKETPLACE THEATRE, LLC                                        MARYLAND
  SEAPORT MARKETPLACE, LLC                                                MARYLAND
  SEVENTY COLUMBIA CORPORATE CENTER LIMITED PARTNERSHIP                   MARYLAND
  SEVENTY COLUMBIA CORPORATE CENTER, INC.                                 MARYLAND
  SEVENTY COLUMBIA CORPORATE CENTER, LLC                                  MARYLAND
  SIKES CENTER, L.P.                                                      DELAWARE
  SILVER CITY GALLERIA L.L.C.                                             DELAWARE
  SIMON HOMART SHAVANO PARTNERSHIP                                        TEXAS
  SIXTY COLUMBIA CORPORATE CENTER, INC.                                   MARYLAND
  SIXTY COLUMBIA CORPORATE CENTER, LLC                                    MARYLAND
  SOONER FASHION MALL L.L.C.                                              DELAWARE
  SOUTH DEKALB MALL MANAGEMENT COMPANY, LLC                               MARYLAND
  SOUTH SHORE PARTNERS, L.P.                                              WASHINGTON
  SOUTH STREET SEAPORT LIMITED PARTNERSHIP                                MARYLAND
  SOUTHLAKE MALL L.L.C.                                                   DELAWARE
  SOUTHLAKE MALL, INC.                                                    DELAWARE
  SOUTHLAND CENTER HOLDING, LLC                                           MARYLAND
  SOUTHLAND CENTER, LLC   (SPE ENTITY)                                    DELAWARE
  SOUTHLAND MALL, INC.                                                    DELAWARE
  SOUTHLAND MALL, L.P.                                                    DELAWARE
  SOUTHLAND SECURITY, LLC                                                 MARYLAND
  SOUTHWEST DENVER LAND L.L.C.                                            DELAWARE
  SOUTHWEST PLAZA L.L.C.                                                  DELAWARE
  SPECTRUM CENTER ASSOCIATES                                              CALIFORNIA
  SPOKANE MALL DEVELOPMENT COMPANY LIMITED PARTNERSHIP                    UTAH
  SPOKANE MALL L.L.C.                                                     DELAWARE
  SPRING CREEK MALL ASSOCIATES                                            COLORADO
  SPRING HILL MALL L.L.C.                                                 DELAWARE
  SPRING HILL MALL, INC.                                                  DELAWARE
  ST. CLOUD LAND L.L.C.                                                   DELAWARE
  ST. CLOUD MALL L.L.C.                                                   DELAWARE
  ST. CLOUD MALL, INC.                                                    DELAWARE
  STANSFIELD-LAUREL, INC.                                                 MARYLAND
  STERLING FINANCIAL LTD.                                                 NEVADA
  STERRETT BUILDING BUSINESS TRUST                                        MARYLAND
  STONE LAKE CORPORATION                                                  MARYLAND
  STONEBRIAR MALL (GP) L.L.C.                                             DELAWARE
  STONEBRIAR MALL LIMITED PARTNERSHIP                                     DELAWARE
  STONEBRIAR MALL, INC.                                                   DELAWARE
  STONESTOWN PDC L.L.C.                                                   DELAWARE
  STONESTOWN SHOPPING CENTER HOLDING L.L.C.                               DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  STONESTOWN SHOPPING CENTER L.L.C.                                       DELAWARE
  STONESTOWN SHOPPING CENTER, L.P.                                        DELAWARE
  SUMMA CORPORATION                                                       DELAWARE
  SUMMERLIN CENTRE, LLC                                                   DELAWARE
  SUMMERLIN CORPORATION                                                   DELAWARE
  TALLAHASSEE ASSOCIATES                                                  MARYLAND
  TERRAPIN ACQUISITION, LLC                                               MARYLAND
  THC-HRE, LLC                                                            MARYLAND
  THREE OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP      MARYLAND
  THREE OWINGS MILLS CORPORATE CENTER LAND LIMITED PARTNERSHIP            MARYLAND
  THREE OWINGS MILLS CORPORATE CENTER, LLC                                MARYLAND
  THREE RIVERS MALL L.L.C.                                                DELAWARE
  THREE WILLOW COMPANY, LLC                                               DELAWARE
  TOWN CENTER EAST BUSINESS TRUST                                         MARYLAND
  TOWN CENTER EAST PARKING LOT BUSINESS TRUST                             MARYLAND
  TOWN EAST MALL, L.P.                                                    DELAWARE
  TOWSON TC, LLC                                                          MARYLAND
  TRACY MALL PARTNERS I L.L.C.                                            DELAWARE
  TRACY MALL PARTNERS II, L.P.                                            DELAWARE
  TRACY MALL PARTNERS, L.P.                                               DELAWARE
  TRACY MALL, INC.                                                        DELAWARE
  TRAILS VILLAGE CENTER CO.                                               NEVADA
  TRC CENTRAL, LLC                                                        MARYLAND
  TRC EXTON PLYMOUTH 12, LLC                                              DELAWARE
  TRC EXTON PLYMOUTH 13 THROUGH 39, LLC                                   DELAWARE
  TRC GALLERY AT MARKET EAST 1-39, LLC                                    DELAWARE
  TRC NJ HOLDING LP                                                       DELAWARE
  TRC PARKING BUSINESS TRUST                                              MARYLAND
  TRC PROPERTY HOLDINGS, INC.                                             MARYLAND
  TRC WILLOW, LLC                                                         MARYLAND
  TRCDE TWO, LLC                                                          DELAWARE
  TRCDE, LLC                                                              DELAWARE
  TRCDF, LLC                                                              DELAWARE
  TRCGP, INC.                                                             MARYLAND
  TRCGP, LLC                                                              MARYLAND
  TRIANGLE BUSINESS CENTER I LIMITED PARTNERSHIP                          MARYLAND
  TSNC BUSINESS TRUST                                                     MARYLAND
  TTC MEMBER, LLC                                                         MARYLAND
  TTC SPE, LLC                                                            MARYLAND
  TV INVESTMENT, LLC                                                      DELAWARE
  TWC COMMERCIAL PROPERTIES, LLC                                          DELAWARE
  TWC COMMERCIAL PROPERTIES, LP                                           DELAWARE
  TWC LAND DEVELOPMENT, LLC                                               DELAWARE
  TWC LAND DEVELOPMENT, LP                                                DELAWARE
  TWC OPERATING HOLDINGS, INC                                             DELAWARE
  TWC OPERATING LP                                                        DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  TWC OPERATING, LLC                                                      DELAWARE
  TWO FRANKLIN PARK COMPANY, LLC                                          DELAWARE
  TWO OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP        MARYLAND
  TWO OWINGS MILLS CORPORATE CENTER, LLC                                  MARYLAND
  TWO WILLOW COMPANY, LLC                                                 DELAWARE
  TYLER MALL LIMITED PARTNERSHIP                                          DELAWARE
  TYSONS GALLERIA L.L.C.                                                  DELAWARE
  U.K.-AMERICAN PROPERTIES, INC.                                          DELAWARE
  U.K.-LASALLE, INC.                                                      DELAWARE
  UC OAKBROOK GENPAR, LLC                                                 DELAWARE
  URBAN RETAIL PROPERTIES CO.                                             DELAWARE
  URBAN SHOPPING CENTERS, LP                                              ILLINOIS
  USC DEVELOPERS, INC.                                                    DELAWARE
  USC MAIN PLACE, INC.                                                    DELAWARE
  USC MANAGERS, INC.                                                      DELAWARE
  VALLEY HILLS MALL L.L.C.                                                DELAWARE
  VALLEY HILLS MALL, INC.                                                 DELAWARE
  VCK BUSINESS TRUST                                                      MARYLAND
  VCK HOLDINGS, INC.                                                      MARYLAND
  VICTORIA WARD CENTER L.LC.                                              DELAWARE
  VICTORIA WARD ENTERTAINMENT CENTER L.L.C.                               DELAWARE
  VICTORIA WARD SERVICES, INC.                                            DELAWARE
  VICTORIA WARD SERVICES, INC. TRUST                                      ILLINOIS
  VICTORIA WARD, LIMITED                                                  DELAWARE
  VILLAGE OF CROSS KEYS, LLC, THE                                         MARYLAND
  VISALIA MALL L.L.C.                                                     DELAWARE
  VISALIA MALL, L.P.                                                      DELAWARE
  VISTA RIDGE JOINT VENTURE, L.P.                                         DELAWARE
  VISTA RIDGE MALL, INC.                                                  DELAWARE
  WATER TOWER JOINT VENTURE                                               ILLINOIS
  WATER TOWER LLC                                                         DELAWARE
  WEA HRE ABBEY, INC.                                                     DELAWARE
  WEEPING WILLOW I, INC.                                                  DELAWARE
  WEEPING WILLOW RNA, LLC                                                 DELAWARE
  WEST KENDALL HOLDINGS, LLC                                              MARYLAND
  WEST OAKS MALL TRUST                                                    DELAWARE
  WESTCOAST ESTATES                                                       CALIFORNIA
  WESTLAKE CENTER ASSOCIATES LIMITED PARTNERSHIP                          WASHINGTON
  WESTLAKE RETAIL ASSOCIATES, LTD.                                        TEXAS
  WESTROADS LAND L.L.C.                                                   DELAWARE
  WESTROADS MALL II, INC.                                                 DELAWARE
  WESTROADS MALL L.L.C.                                                   DELAWARE
  WESTWOOD LAND L.L.C.                                                    DELAWARE
  WESTWOOD MALL LIMITED PARTNERSHIP                                       DELAWARE

ENTITY                                                              PLACE OF FORMATION
------                                                              ------------------
  WHITE MARSH GENERAL PARTNERSHIP                                         MARYLAND
  WHITE MARSH LIMITED PARTNERSHIP                                         MARYLAND
  WHITE MARSH MALL ASSOCIATES                                             MARYLAND
  WHITE MARSH MALL, LLC                                                   MARYLAND
  WHITE MARSH PHASE II ASSOCIATES                                         MARYLAND
  WHITELAND HOLDING LIMITED PARTNERSHIP                                   MARYLAND
  WHITELAND I, LLC                                                        MARYLAND
  WHITELAND II, LLC                                                       MARYLAND
  WILLOW SPE, LLC                                                         DELAWARE
  WILLOWBROOK COMPANY, LLC, THE                                           MARYLAND
  WILLOWBROOK II, LLC                                                     MARYLAND
  WILLOWBROOK MALL COMPANY, LLC                                           DELAWARE
  WILLOWBROOK MALL, LLC                                                   DELAWARE
  WILLOWBROOK MANAGEMENT COMPANY, LLC                                     MARYLAND
  WINCOPIN RESTAURANT BUSINESS TRUST                                      MARYLAND
  WOODBRIDGE CENTER PROPERTY, LLC                                         DELAWARE
  WOODBRIDGE CENTER, LLC                                                  MARYLAND
  WOODLANDS MALL ASSOCIATES, THE                                          ILLINOIS

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